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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 19, 2004

                         Commission File Number 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

                Delaware                                    22-3410353
    (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                     Identification No.)

                                240 Route 10 West
                            Whippany New Jersey 07981
                                 (973) 887-5300

                        (Address, including zip code and
                    telephone number, including area code, of registrant's principal executive offices)




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ITEMS 9 and 12.  Regulation FD Disclosure and
                 Results of Operations and Financial Condition

     On December 23, 2003, Suburban Propane Partners, L.P. ("Suburban"), together with its wholly-owned direct subsidiary, Suburban Energy Finance Corp. ("Finance Corp." and, together with Suburban, the "Issuers"), jointly issued, in a private placement, $175,000,000 aggregate principal amount of 6 7/8% Senior Notes due 2013 (the "Outstanding Notes"). In order to facilitate their obligations under an exchange and registration rights agreement executed in connection with the placement of the Outstanding Notes, the Issuers hereby furnish (i) the unaudited condensed combined financial statements of Agway Energy Group (Agway Energy Products LLC, Agway Energy Services Inc. and Agway Energy Services PA, Inc.) as of September 30, 2003 and June 30, 2003 and for each of the three months ended September 30, 2003 and 2002 and the notes related thereto, as Exhibit 99.1 and (ii) the unaudited pro forma condensed combined statement of operations of Suburban Propane Partners, L.P. and Agway Energy for the three month period ended December 27, 2003 and the notes related thereto, as
Exhibit 99.2. The unaudited pro forma condensed combined statement of operations does not purport to represent the actual results of operations of the combined companies on the date indicated therein, nor does it purport to project the results of operations for such combined companies for any future period.

     The information furnished in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 19, 2004


                             SUBURBAN PROPANE PARTNERS, L.P.


                             By: /s/ Janice G. Meola
                                 ---------------------------------------
                                 Name:   Janice G. Meola
                                 Title:  Vice President, General Counsel
                                         and Secretary



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                                INDEX TO EXHIBITS


Exhibit No.          Exhibit
-----------          -------

99.1 The unaudited condensed combined financial statements of Agway Energy Group (Agway Energy Products LLC, Agway Energy Services Inc. and Agway Energy Services PA, Inc.) as of September 30, 2003 and June 30, 2003 and for each of the three months ended September 30, 2003 and 2002 and the notes related thereto

99.2 The unaudited pro forma condensed combined statement of operations of Suburban Propane Partners, L.P. and Agway Energy for the three month period ended December 27, 2003 and the notes related thereto